UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                 April 25, 2006

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                        STANDARD MICROSYSTEMS CORPORATION
             (Exact name of registrant as specified in its charter)

          DELAWARE                       0-7422                 11-2234952
(State or other jurisdiction of     (Commission File       (I.R.S. Employer
 incorporation)                      Number)                Identification No.)

                  80 Arkay Drive, Hauppauge, New York     11788
               (Address of principal executive offices) (Zip Code)

                                 (631) 435-6000
              (Registrant's telephone number, including area code)

                                       N/A
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02.  Departure   of   Directors  or   Principal  Officers;  Election   of
            Directors; Appointment of Principal Officers.

(b) Eric M. Nowling, the Registrant's Chief Accounting Officer resigned on April 25, 2006. Mr. David S. Smith, the Company's Senior Vice President and Chief Financial Officer, will serve as acting Chief Accounting Officer until May 16, 2006, by which time the Company expects to have completed the filing of its Annual Report on Form 10-K for fiscal year 2006. Mr. Joseph Durko shall serve as the Chief Accounting Officer of the Registrant after May 16, 2006, as previously announced in the Registrant's 8-K filed on March 27, 2006.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                        STANDARD MICROSYSTEMS CORPORATION

                                  (Registrant)



Date:  April 25, 2006                     By:   /s/ DAVID S. SMITH
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                                             David S. Smith
                                             Senior Vice President and
                                             Chief Financial Officer
                                             (Principal Financial Officer)


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